UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
November 11, 2005

INTER-TEL, INCORPORATED
(Exact name of registrant as specified in its charter)

Arizona	0-10211	86-0220994
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
1615 S. 52nd Street
Tempe, AZ 85281
(Address of principal executive offices, including zip code)
(480) 449-8900
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act /17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On November 11, 2005, the board of directors (the “Board”) of Inter-Tel, Incorporated (the “Company”) approved an amendment of the Company’s director compensation policy effective for all meetings taking place after October 4, 2005. Further, in view of special contributions of director Agnieszka Winkler with respect to certain committee assignments, the Board agreed to pay to her a special one-time payment of $3,000 for board service. A copy of the Company’s complete revised director compensation schedule is attached hereto as Exhibit 10.1.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits.

Exhibit No.	Description

10.1	Director Compensation Schedule
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTER-TEL, INCORPORATED
By:	/s/ Kurt R. Kneip
Kurt R. Kneip
Chief Financial Officer

Date: November 17, 2005

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Director Compensation Schedule

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